                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 2, 1999
         --------------------------------------------------------------


                           FLEET FINANCIAL GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                  RHODE ISLAND
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                 1-6366                                05-0341324
        ------------------------           ---------------------------------
        (Commission File Number)           (IRS Employer Identification No.)


       One Federal Street, Boston, MA                       02211
  ----------------------------------------                ----------
  (Address of principal executive offices)                (Zip Code)


        Registrant's telephone number, including area code: 617-346-4000
                                                            ------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.   OTHER EVENTS.

          On March 14, 1999, Fleet Financial Group, Inc. ("Fleet") and BankBoston Corporation ("BankBoston") announced that they had entered into an Agreement and Plan of Merger (the "Merger Agreement") providing for the merger of BankBoston with and into Fleet (the "Merger").

          Fleet hereby files its Unaudited Pro Forma Condensed Combined Financial Statements and Notes thereto in connection with the Merger.

          Fleet also hereby files the consolidated balance sheets of BankBoston at December 31, 1998 and 1997 and the related consolidated statements of income, of changes in common stockholders' equity and of cash flows for each of the three years in the period ended December 31, 1998.

          For additional information regarding the Merger, see the Registrant's Current Report on Form 8-K dated March 14, 1999.

Item 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS.

          The following exhibits are filed as part of this report:

          Exhibit No.  Description
          -----------  -----------
              23       Consent of PricewaterhouseCoopers LLP
             99(a)     Unaudited Pro Forma Condensed Combined Financial
                       Statements and Notes thereto
             99(b)     Consolidated Financial Statements of BankBoston
                       (incorporated by reference to pages 60-89 of Item 8 of the BankBoston Annual Report on Form 10-K for the year ended December 31, 1998 [Commission File
                       Number 1-6522]).


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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.


                                     FLEET FINANCIAL GROUP, INC.
                                             Registrant


                                     By: /s/ William C. Mutterperl
                                         -------------------------
                                         William C. Mutterperl
                                         Executive Vice President,
                                         Secretary & General Counsel


Dated: April 2, 1999